PARADIGM FUNDS Paradigm Value Fund (PVFAX) Supplement dated October 16, 2013 to the Prospectus dated March 28, 2013

     The purpose of this Supplement is to provide you with information regarding the addition of Scott M. Bruce, CFA as a portfolio manager to the Paradigm Value Fund.

     Paradigm Value Fund: The section of the Prospectus entitled “Portfolio Managers” on page 4 of the prospectus is deleted in its entirety and replaced with the following:

     Candace King Weir and Amelia Weir have served as co-portfolio managers since February 2013. Candace King Weir is the Chief Executive Officer and Chief Investment Officer of the Advisor. Amelia Weir is the Senior Vice President and Director of Research of the Advisor. Jonathan S. Vyorst, Senior Vice President of the Advisor, has served as co-portfolio manager since August 2007. Scott M. Bruce, CFA, a Portfolio Manager with Advisor, has served as a co-portfolio manager since October 2013.

     Additionally, the section of the Prospectus entitled “The Portfolio Managers” on page 21 of the prospectus is deleted in its entirety and replaced with the following:

     Candace King Weir, Chief Executive Officer and Chief Investment Officer of the Advisor, Amelia Weir, Senior Vice President and Director of Research of the Advisor, and Jonathan S. Vyorst, Senior Vice President of the Advisor, serve as Co-Portfolio Managers of the Value Fund and the Select Fund. Scott M. Bruce, CFA, a Portfolio Manager with Advisor, also serves as Co-Portfolio Manager to the Value Fund. Candace King Weir and Amelia Weir serve as Co-Portfolio Managers of the Opportunity Fund and the Micro-Cap Fund. Candace King Weir has been Chairperson of the Board of Trustees of Paradigm Funds since the Trust's inception in 2002; President, Chief Investment Officer, and a Portfolio Manager of Paradigm Capital Management, Inc. since 1994; and President and Director of C.L. King & Associations, Inc. since 1972. Amelia Weir has served as the Secretary to the Trust since 2009. Additionally, since 2008 she served as the Senior Vice President and Director of Research for Paradigm Capital Management, Inc., where she has also been a portfolio manager since 2009. From 2006 to 2008, she was a portfolio manager at William D. Witter. Mr. Vyorst joined the Advisor in 2007 as a Portfolio Manager. He previously served as Managing Director and Portfolio Manager at William D. Witter Inc. (2006-2007). Mr. Bruce joined the Advisor in September 2013 as a Portfolio Manager. He previously served as the Vice President and Portfolio Manager with Senvest International LLC (1996 - April 2013). The Funds' SAI provides information about each portfolio manager's compensation, other accounts managed by the portfolio manager and the manager's ownership of Fund shares.

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     This supplement and the Prospectus dated March 28, 2013 provide the information a prospective investor ought to know before investing and should be retained for future reference.